FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 15, 2013 is by and among SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), SABRA HEALTH CARE REIT, INC., a Maryland corporation (together with its successors, the “REIT Guarantor”), the other Guarantors identified on the signature pages hereto (collectively, the “Guarantors”), the lenders identified on the signature pages hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the REIT Guarantor, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 29, 2013 as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”);

WHEREAS, the Borrower, the REIT Guarantor, the Guarantors, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1    Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“First Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2    Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO
EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

SUBPART 2.1    Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definition of “Eurodollar Base Rate” in its entirety and replacing it with the following:

“Eurodollar Base Rate” means:

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(a)    For any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate or comparable or successor thereto as approved by the Administrative Agent (“LIBOR”), as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.

(b)    For any day with respect to an interest rate calculation for a Base Rate Loan, the rate per annum equal to LIBOR at approximately 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits (for delivery on such day) being delivered in the London interbank market with a term equivalent to one month;

provided, that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent

SUBPART 2.2    A new Section 1.08 is hereby added to the Existing Credit Agreement in appropriate numerical order which shall read as follows:

1.08    Rates.     The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Base Rate” or with respect to any comparable or successor rate thereto, except for the Administrative Agent’s obligations in this Agreement.

SUBPART 2.3    Section 3.03 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

3.03    Inability to Determine Rates.

(a)    If in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Loan or (B) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended (to the extent of the affected Eurodollar Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes

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such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

(b)    Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this Section, the Administrative Agent in consultation with the Borrower and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a)(i) of this Section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to the Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

SUBPART 2.4    Section 6.11(e) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)    Investments of REIT Guarantor and its Subsidiaries. The REIT Guarantor shall cause the aggregate book value (on a GAAP basis) of Investments by the REIT Guarantor and its Subsidiaries consisting of (i) unimproved land holdings (exclusive of any land which is included in a Facility Lease) to at all times be less than an amount equal to 5% of Consolidated Total Assets, (ii) construction in progress to at all times be less than an amount equal to 10% of Consolidated Total Assets, (iii) Investments in Unconsolidated Affiliates to at all times be less than an amount equal to 10% of Consolidated Total Assets, (iv) mortgage loans, notes receivables and mezzanine loans to at all times be less than an amount equal to 20% of Consolidated Total Assets and (v) Investments made pursuant to clauses (i), (ii), (iii) and (iv) above to at all times be less than an amount equal to 20% of Consolidated Total Assets.

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1    First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the REIT Guarantor, the Guarantors, the Required Lenders and the Administrative Agent.

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PART 4
MISCELLANEOUS

SUBPART 4.1    Cross‑References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2    Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.3    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery by facsimile or other electronic imaging means by any of the parties hereto of an executed counterpart of this Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart will be delivered.

SUBPART 4.4    Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that, (a) no Default or Event of Default exists under the Existing Credit Agreement, after giving effect to this Amendment and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement as amended by this Amendment are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case, they were true and correct in all material respects as of such earlier date).

SUBPART 4.5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SUBPART 4.6    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.7    Acknowledgment. The Credit Parties acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Credit Parties’ obligations under the Existing Credit Agreement or the other Credit Documents. The Credit Parties further acknowledge and agree that the Credit Parties have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Credit Parties’ obligations thereunder.

SUBPART 4.8    Binding Effect. This Amendment, the Existing Credit Agreement as amended by this Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

SUBPART 4.9    General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

SUBPART 4.10    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain

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in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	SABRA HEALTH CARE REIT, INC., its general partner

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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REIT GUARANTOR:            SABRA HEALTH CARE REIT, INC.,
a Maryland corporation

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

GUARANTORS:                SABRA IDAHO, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SUNSET POINT NURSING CENTER LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA NEW MEXICO, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA OHIO, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA KENTUCKY, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA NC, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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SABRA CONNECTICUT II, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

WEST BAY NURSING CENTER LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

CONNECTICUT HOLDINGS I LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE DELAWARE, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE PENNSYLVANIA, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA GAYLORD LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA CADILLAC LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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SABRA MIDLAND LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA GREENVILLE LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA MECOSTA LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA MANISTEE LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA TAWAS LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA MASON LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA ALPENA LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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SABRA HEALTH CARE, L.L.C.

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

NEW HAMPSHIRE HOLDINGS, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

NORTHWEST HOLDINGS I, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

395 HARDING STREET, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

1104 WESLEY AVENUE, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

KENTUCKY HOLDINGS I, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA LAKE DRIVE, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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BAY TREE NURSING CENTER, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE HOLDINGS I, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE HOLDINGS II, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE HOLDINGS III, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE HOLDINGS IV, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA CAPITAL CORPORATION

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA TEXAS GP, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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SABRA MICHIGAN LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA CALIFORNIA II, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA PHOENIX WISCONSIN, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE VIRGINIA, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

ORCHARD RIDGE NURSING CENTER, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE FRANKENMUTH, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA HEALTH CARE NORTHEAST, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

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OAKHURST MANOR NURSING CENTER, LLC

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA TEXAS PROPERTIES, L.P.

By:    Sabra Texas GP, LLC, its general partner

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA TEXAS PROPERTIES II, L.P.

By:    Sabra Texas GP, LLC, its general partner

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

SABRA TEXAS HOLDINGS, L.P.

By:	Sabra Texas Holdings GP, LLC, its general partner

By:    /s/ Harold Andrews
Name:    Harold Andrews
Title:   Chief Financial Officer

HHC 1998-1 TRUST

By:    /s/ Harold Andrews

Name:	Harold Andrews, as Trustee and not individually

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LENDERS:                    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Yinghua Zhang
Name: Yinghua Zhang
Title:    Vice President

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By:    /s/ Yinghua Zhang
Name: Yinghua Zhang
Title:    Vice President

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BARCLAYS BANK PLC, as a Lender

By:    /s/ Noam Azachi
Name:    Noam Azachi
Title:    Vice President

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CITIBANK, N.A., as a Lender

By:    /s/ John C. Rowland
Name:    John C. Rowland
Title:    Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:    /s/ Amy Trapp
Name:    Amy Trapp
Title:    Managing Director

By:    /s/ John Bosco
Name:    John Bosco
Title:    Vice President

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RBS CITIZENS, N.A., as a Lender

By:    /s/ Brad Bindas
Name:    Brad Bindas
Title:    Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:    /s/ Joshua Freedman
Name:    Joshua Freedman
Title:    Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Jamie Warner
Name:    Jamie Warner
Title:    Vice President

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RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ James M. Armstrong
Name:    James M. Armstrong
Title:    Senior Vice President

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STIFEL BANK & TRUST, as a Lender

By:    /s/ Joseph L. Sooter, Jr.
Name:    Joseph L. Sooter, Jr.
Title:    Senior Vice President

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